Exhibit 21
December 31, 2006

SUBSIDIARIES
SUBSIDIARY	FORM	OWNER

Town Sports AG	Corporation	TSI International, Inc.
Town Sports International, LLC	Limited Liability	Town Sports International Holdings, Inc.
TSI 217 Broadway, LLC	Limited Liability	Town Sports International, LLC
TSI Alexandria, LLC	Limited Liability	TSI Holdings (VA), LLC
TSI Allston, LLC	Limited Liability	Town Sports International, LLC
TSI Andover, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Ardmore, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Arthro-Fitness
Services, LLC	Limited Liability	Town Sports International, LLC
TSI Astoria, LLC	Limited Liability	Town Sports International, LLC
TSI Battery Park, LLC	Limited Liability	Town Sports International, LLC
TSI Bayridge, LLC	Limited Liability	Town Sports International, LLC
TSI Bay Ridge 86th Street, LLC	Corporation	Town Sports International, LLC
TSI Bethesda, LLC	Limited Liability	TSI Holdings (MD), LLC
TSI Boylston, LLC	Limited Liability	Town Sports International, LLC
TSI Broadway, LLC	Limited Liability	Town Sports International, LLC
TSI Brooklyn Belt, LLC	Limited Liability	Town Sports International, LLC
TSI Brunswick, Inc.	Corporation	Town Sports International, LLC
TSI Bulfinch, LLC	Limited Liability	Town Sports International, LLC
TSI Butler, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Carmel, LLC	Limited Liability	Town Sports International, LLC
TSI Cash Management, LLC	Limited Liability	Town Sports International, LLC
TSI Central Square, LLC	Limited Liability	Town Sports International, LLC
TSI Cherry Hill, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Chevy Chase, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Clarendon, LLC	Limited Liability	TSI Holdings (VA), LLC
TSI Clifton, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Cobble Hill, LLC	Limited Liability	Town Sports International, LLC
TSI Colonia, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Columbia Heights, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Commack, LLC	Limited Liability	Town Sports International, LLC
TSI Connecticut Avenue, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Court Street, LLC	Limited Liability	Town Sports International, LLC
TSI Croton, LLC	Limited Liability	Town Sports International, LLC
TSI Danbury, LLC	Limited Liability	Town Sports International, LLC
TSI Davis Square, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Dobbs Ferry, LLC	Limited Liability	Town Sports International, LLC
TSI Downtown Crossing, LLC	Limited Liability	Town Sports International, LLC
TSI Dupont Circle, Inc.	Corporation	TSI Holdings (DC), LLC
TSI Dupont II, Inc.	Corporation	TSI Holdings (DC), LLC
TSI East 23, LLC	Limited Liability	Town Sports International, LLC
TSI East 31, LLC	Limited Liability	Town Sports International, LLC
TSI East 34, LLC	Limited Liability	Town Sports International, LLC

SUBSIDIARIES
SUBSIDIARY	FORM	OWNER

TSI East 36, LLC	Limited Liability	Town Sports International, LLC
TSI East 41, LLC	Limited Liability	Town Sports International, LLC
TSI East 48, LLC	Limited Liability	Town Sports International, LLC
TSI East 51, LLC	Limited Liability	Town Sports International, LLC
TSI East 59, LLC	Limited Liability	Town Sports International, LLC
TSI East 76, LLC	Limited Liability	Town Sports International, LLC
TSI East 86, LLC	Limited Liability	Town Sports International, LLC
TSI East 91, LLC	Limited Liability	Town Sports International, LLC
TSI East Meadow, LLC	Limited Liability	Town Sports International, LLC
TSI Englewood, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI F Street, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Fairfax, LLC	Limited Liability	TSI Holdings (VA), LLC
TSI Fenway, LLC	Limited Liability	Town Sports International, LLC
TSI First Avenue, LLC	Limited Liability	Town Sports International, LLC
TSI Forest Hills, LLC	Limited Liability	Town Sports International, LLC
TSI Fort Lee, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Framingham, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Franklin (MA), LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Franklin Park, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Freehold, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Gallery Place, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Garden City, LLC	Limited Liability	Town Sports International, LLC
TSI Georgetown, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Germantown, LLC	Limited Liability	TSI Holdings (MD), LLC
TSI Glendale, LLC	Limited Liability	Town Sports International, LLC
TSI Glover, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Grand Central, LLC	Limited Liability	Town Sports International, LLC
TSI Great Neck, LLC	Limited Liability	Town Sports International, Inc.
TSI Greenwich, LLC	Limited Liability	Town Sports International, Inc.
TSI Hartsdale, LLC	Limited Liability	Town Sports International, LLC
TSI Hawthorne, LLC	Limited Liability	Town Sports International, LLC
TSI Herald, LLC	Limited Liability	Town Sports International, LLC
TSI Highpoint, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Hoboken North, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Hoboken, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Holdings (CIP), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (DC), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (IP), LLC	Limited Liability	TSI Insurance, Inc.
TSI Holdings (MA), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (MD), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (NJ), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (PA), LLC	Limited Liability	Town Sports International, LLC
TSI Holdings (VA), LLC	Limited Liability	Town Sports International, LLC
TSI Huntington, LLC	Limited Liability	Town Sports International, LLC
TSI Insurance, Inc.	Corporation	Town Sports International, LLC

SUBSIDIARIES
SUBSIDIARY	FORM	OWNER

TSI International, Inc.	Corporation	Town Sports International, LLC
TSI Irving Place, LLC	Limited Liability	Town Sports International, LLC
TSI Jersey City, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI K Street, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Larchmont, LLC	Limited Liability	Town Sports International, LLC
TSI Lexington, (MA), LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Lincoln, LLC	Limited Liability	Town Sports International, LLC
TSI Livingston, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Long Beach, LLC	Limited Liability	Town Sports International, LLC
TSI Lynnfield, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI M Street, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Mahwah, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Mamaroneck, LLC	Limited Liability	Town Sports International, LLC
TSI Market Street, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Marlboro, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Matawan, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Mercer Street, LLC	Limited Liability	Town Sports International, LLC
TSI Midwood, LLC	Limited Liability	Town Sports International, LLC
TSI Montclair, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Morris Park, LLC	Limited Liability	Town Sports International, LLC
TSI Murray Hill, LLC	Limited Liability	Town Sports International, LLC
TSI Nanuet, LLC	Limited Liability	Town Sports International, LLC
TSI Natick, LLC	Limited Liability	Town Sports International, LLC
TSI New Rochelle, LLC	Limited Liability	Town Sports International, LLC
TSI Newark, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Newbury Street, LLC	Limited Liability	Town Sports International, LLC
TSI Newton, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI No Sweat, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI North Bethesda, LLC	Limited Liability	TSI Holdings (MD), LLC
TSI Norwalk, LLC	Limited Liability	Town Sports International, LLC
TSI Oceanside, LLC	Limited Liability	Town Sports International, LLC
TSI Old Bridge, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Parsippany, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Plainsboro, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Port Jefferson, LLC	Limited Liability	Town Sports International, LLC
TSI Princeton, LLC	Limited Liability	TSI Brunswick, LLC
TSI Princeton North, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Radnor, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Ramsey, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Reade Street, LLC	Limited Liability	Town Sports International, LLC
TSI Rego Park, LLC	Limited Liability	Town Sports International, LLC
TSI Ridgewood, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Rodin Place, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Scarsdale, LLC	Limited Liability	Town Sports International, LLC
TSI Seaport, LLC	Limited Liability	Town Sports International, LLC

SUBSIDIARIES
SUBSIDIARY	FORM	OWNER

TSI Sheridan, LLC	Limited Liability	Town Sports International, LLC
TSI Silver Spring, LLC	Limited Liability	TSI Holdings (MD), LLC
TSI Smithtown, LLC	Limited Liability	Town Sports International, LLC
TSI Society Hill, LLC	Limited Liability	TSI Holdings (PA), LLC
TSI Soho, LLC	Limited Liability	Town Sports International, LLC
TSI Somers, LLC	Limited Liability	Town Sports International, LLC
TSI Somerset, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI South Bethesda, LLC	Limited Liability	TSI Holdings (MD), LLC
TSI South End, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI South Park Slope, LLC	Limited Liability	Town Sports International, LLC
TSI South Station, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Springfield, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Stamford Downtown, LLC	Limited Liability	Town Sports International, LLC
TSI Stamford Post, LLC	Limited Liability	Town Sports International, LLC
TSI Stamford Rinks, LLC	Limited Liability	Town Sports International, LLC
TSI Staten Island, LLC	Limited Liability	Town Sports International, LLC
TSI Sterling, LLC	Limited Liability	TSI Holdings (VA), LLC
TSI Syosset, LLC	Limited Liability	Town Sports International, LLC
TSI University Management, LLC	Limited Liability	TSI Holdings (DC), LLC
TSI Varick Street, LLC	Limited Liability	Town Sports International, LLC
TSI Wall Street, LLC	Limited Liability	Town Sports International, LLC
TSI Waltham, LLC.	Limited Liability	TSI Holdings (MA), LLC
TSI Washington, Inc.	Limited Liability	TSI Holdings (DC), LLC
TSI Water Street, LLC	Limited Liability	Town Sports International, LLC
TSI Watertown, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Wellesley, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI Wellington Circle, LLC	Limited Liability	TSI Holdings (MA), LLC
TSI West 125, LLC	Limited Liability	Town Sports International, LLC
TSI West 14, LLC	Limited Liability	Town Sports International, LLC
TSI West 16, LLC	Limited Liability	Town Sports International, LLC
TSI West 23, LLC	Limited Liability	Town Sports International, LLC
TSI West 38, LLC	Limited Liability	Town Sports International, LLC
TSI West 41, LLC	Limited Liability	Town Sports International, LLC
TSI West 44, LLC	Limited Liability	Town Sports International, LLC
TSI West 48, LLC	Limited Liability	Town Sports International, LLC
TSI West 52, LLC	Limited Liability	Town Sports International, LLC
TSI West 73, LLC	Limited Liability	Town Sports International, LLC
TSI West 76, LLC	Limited Liability	Town Sports International, LLC
TSI West 80, LLC	Limited Liability	Town Sports International, LLC
TSI West 94, LLC	Limited Liability	Town Sports International, LLC
TSI West 115 Street, LLC	Limited Liability	Town Sports International, LLC
TSI West Caldwell, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI West Newton, LLC	Limited Liability	Town Sports International, LLC
TSI West Nyack, LLC	Limited Liability	Town Sports International, LLC
TSI West Springfield, LLC	Limited Liability	TSI Holdings (VA), LLC

SUBSIDIARIES
SUBSIDIARY	FORM	OWNER

TSI Westport, LLC	Limited Liability	Town Sports International, LLC
TSI Westwood, LLC	Limited Liability	TSI Holdings (NJ), LLC
TSI Weymouth, LLC	Limited Liability	Town Sports International, LLC
TSI White Plains City Center, LLC	Limited Liability	Town Sports International, LLC
TSI White Plains, LLC	Limited Liability	Town Sports International, LLC
TSI Whitestone, LLC	Limited Liability	Town Sports International, LLC
TSI Woodmere, LLC	Limited Liability	Town Sports International, LLC